EXHIBIT 10.10

OFFICER’S CERTIFICATE

The undersigned, in the capacity of Chief Executive Officer of ONE Bio, Corp. (the “Company”), does hereby certify to Min Zhao in connection with that certain Share Purchase Agreement (the “Agreement”) dated as of April 10, 2010, by and between the Company and Min Zhao, as follows:

I am the Chief Executive Officer of the Company and have full knowledge of the corporate and business activities of the Company.

Attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of the Company, as amended to date.  The Articles of Incorporation have not been further amended or changed.

Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company as amended to date.  The Bylaws have not been further amended or changed.

This Certificate may be relied upon by the Min Zhao in connection with the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 14th day of April, 2010.

ONE Bio, Corp.

By: /s/ Marius Silvasan
Marius Silvasan,
Chief Executive Officer